UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2005
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Agreements
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 1.01. Material Agreements
     On December 1, 2005, the stockholders of Emulex Corporation (the “Company”) (i) ratified and approved the Company’s 2005 Equity Incentive Plan (the “2005 Plan”), and (ii) approved certain amendments to the Company’s 1997 Stock Option Plan for Non-Employee Directors (the “Director Plan”).
2005 Plan
     The following brief description of 2005 Plan terms is qualified in its entirety by reference to the actual terms of the 2005 Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference. For additional information about the 2005 Plan, refer to the description of the 2005 Plan contained on pages 19-26 of the Company’s proxy statement on Schedule 14A for its 2005 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 31, 2005.
     Employees of the Company and its subsidiaries who are selected by the Board of Directors or any committee designated by the Board to act as administrator of the 2005 Plan (the “Committee”) are eligible to participate in the 2005 Plan. Under the 2005 Plan, the Company may grant stock options, stock awards (free of any vesting restrictions), restricted stock awards (subject to vesting restrictions), performance awards (entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals), and stock appreciation rights.
     The total number of shares of Company common stock that may be issued pursuant to awards granted under the 2005 Plan is 3,448,442 shares plus the number of shares of common stock subject to outstanding options granted under the Company’s 2004 Employee Stock Incentive Plan and the Company’s Employee Stock Option Plan (“Prior Outstanding Options”) which expire, are forfeited, cancelled or terminate for any reason without being exercised in full. The number of Prior Outstanding Options is 12,388,953 and, as a result, the maximum number of shares that could possibly be issued under the 2005 Plan is 15,837,395. In connection with the adoption of the 2005 Plan, the Company agreed not to issue any further stock options or awards under the 2004 Employee Stock Incentive Plan or the Employee Stock Option Plan.
     With respect to stock options, the Board or the Committee has the power to set the times within which each option shall be exercisable and to accelerate the times of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 30% of the total number of shares covered by the option at any time after one year from the date the option is granted, an additional 7 1/2% after the end of each of the next four consecutive quarterly anniversaries of the date of grant, and as to an additional 10% after the end of each of the next four consecutive quarterly anniversary dates thereafter.

     No option shall be exercisable after the earliest of the following: the expiration of six years after the date the option is granted; unless otherwise approved by the Board or the Committee, three months after the date the optionee’s continuous service as an employee, director or consultant with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s continuous service terminates if termination is for cause; or one year after the date the optionee’s continuous service terminates if termination is a result of death or permanent disability. The administrator has discretion to provide in the terms of any option agreement for a maximum term that exceeds six years, but not more than ten years, or a post-service exercise period that exceeds three months.
     No awards may be granted under the 2005 Plan after October 24, 2015, except that any award granted before then may extend beyond that date.
Director Plan
     At the Company’s December 1, 2005 annual meeting, the Company’s stockholders ratified and approved certain amendments to the Director Plan which (i) added the ability to make discretionary grants to Eligible Directors of restricted stock awards and stock appreciation rights (ii) added the ability to determine whether such awards are in addition to or in lieu of the formula based option grants, (iii) changes the governing law for the Director Plan from California to Delaware, and (iv) extended the term of the Plan from December 31, 2010 to September 30, 2015.
     The following brief description of the Director Plan is qualified in its entirety by reference to the actual terms of the Director Plan, which is filed as Exhibit 10.2 hereto and incorporated by reference. For additional information about the Director Plan, refer to the description of the Director Plan contained on pages 27-32 of the Company’s proxy statement on Schedule 14A for its 2005 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 31, 2005.
     The total number of shares of Company common stock that may be issued pursuant to awards granted under the Director Plan is 1,730,00 shares. Each director of the Company shall be eligible to receive awards under the Director Plan only if such director is not then an employee of the Company or any of its subsidiaries. The Director Plan provides that an option to purchase 60,000 shares of common stock of the Company will be granted automatically to each eligible director upon the date on which such director first becomes an eligible director. In addition, the Director Plan provides that on each yearly anniversary of the date of grant of the initial option to each eligible director, each such eligible director will automatically be granted an additional option to purchase 20,000 shares of common stock. Directors may receive additional awards in the form of restricted stock and/or stock appreciation rights or to substitute such additional awards for the above-referenced formula grants.
     The purchase price per share of the common stock of the Company issuable upon exercise of options shall be 100% of the fair market value per share of such common stock on the grant date. No option granted under the Director Plan is exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

     The initial options granted to a director under the Director Plan are exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 20,000 shares are exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date.
     No awards may be granted under the Director Plan after September 30, 2015, except that any award granted before then may extend beyond that date.
Item 8.01. Other Events.
     The Company held its annual meeting of stockholders on December 1, 2005. At the meeting, the stockholders:
•	elected seven directors including Fred B. Cox, Paul F. Folino, Michael P. Downey, Bruce C. Edwards, Robert H. Goon, Don M. Lyle, and Dean A. Yoost;

•	ratified and approved the Company’s 2005 Equity Incentive Plan;

•	ratified and approved the amendment and restatement of the Company’s 1997 Stock Award Plan for Non-Employee Directors; and

•	ratified the appointment of KPMG LLP as independent auditors for 2006.

Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Emulex Corporation 2005 Equity Incentive Plan (incorporated by reference to Appendix B to the Company’s proxy statement on Schedule 14A for its 2005 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 31, 2005)
10.2	Emulex Corporation 1997 Stock Award Plan for Non-Employee Directors (incorporated by reference to Appendix C to the Company’s proxy statement on Schedule 14A for its 2005 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 31, 2005)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: December 5, 2005	By:	/s/ PAUL F. FOLINO
Paul F. Folino,
Chairman and Chief Executive Officer